Exhibit 99.2
FIRST QUARTER FINANCIAL SUPPLEMENT MARCH 31, 2007 1

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	8

INSTITUTIONAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	9
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	13
Other Expenses by Major Category	14
Spreads by Product	15

INDIVIDUAL OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	16
Premiums and Deposits by Product	21
Additional Statistical Information	22
Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities	23
Insurance Expenses and Other Expenses by Major Category	24
Spreads by Product	25

AUTO & HOME OPERATIONS
Statements of Operating Earnings Available to Common Shareholders	26
Written Premiums by Product and Selected Financial Information and Supplemental Data	29

INTERNATIONAL OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	30

REINSURANCE OPERATIONS
Statement of Operating Earnings Available to Common Shareholders	31
Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region	32

CORPORATE, OTHER & ELIMINATIONS
Statement of Operating Earnings Available to Common Shareholders	33

METLIFE, INC.
Investment Results by Asset Category and Annualized Yields	34
Fixed Maturity Securities and Equity Securities Gross Unrealized Gains and Losses Aging Schedules	36
Summary of Fixed Maturity Securities Available for Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	37
Summary of Real Estate and Summary of Mortgages and Consumer Loans	38

OTHER INFORMATION
Company Ratings	39
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income, excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, which are recorded in Corporate & Other. Operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share should not be viewed as substitutes for GAAP net income, GAAP net income available to common shareholders and GAAP net income available to common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income, operating earnings available to common shareholders to GAAP net income available to common shareholders and operating earnings available to common shareholders per diluted common share to GAAP net income available to common shareholders per diluted common share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated May 1, 2007, for the quarter ended March 31, 2007, which are available at www.metlife.com.

CORPORATE OVERVIEW (1)
Unaudited (In millions, except per share data)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2006	2007

Net income	$747	$650	$1,033	$3,863	$1,017
Preferred stock dividends	33	33	34	34	34

Net income available to common shareholders	714	617	999	3,829	983

Net investment gains (losses)	(633)	(830)	256	4,324	(95)
Minority interest — net investment gains (losses)	(2)	4	0	(2)	4
Net investment gains (losses) tax benefit (provision)	220	289	(92)	(1,531)	33

Net investment gains (losses), net of income tax (2) (3)	(415)	(537)	164	2,791	(58)

Adjustments related to universal life and investment-type product policy fees	(3)	(9)	3	3	0
Adjustments related to policyholder benefits and dividends	108	84	(204)	(98)	(65)
Adjustments related to other expenses	42	126	14	49	25
Adjustments related to tax benefit (provision)	(52)	(72)	66	17	14

Adjustments related to net investment gains (losses), net of income tax (4)	95	129	(121)	(29)	(26)

Discontinued operations, net of income tax	8	41	(2)	13	(15)

Operating earnings available to common shareholders (5)	$1,026	$984	$958	$1,054	$1,082

Net income available to common shareholders per common share — diluted	$0.93	$0.80	$1.29	$4.95	$1.28
Net investment gains (losses), net of income tax	(0.54)	(0.70)	0.21	3.61	(0.08)
Adjustments related to net investment gains (losses), net of income tax	0.13	0.17	(0.16)	(0.04)	(0.03)
Discontinued operations, net of income tax	0.01	0.05	0.00	0.02	(0.02)

Operating earnings available to common shareholders — diluted	$1.33	$1.28	$1.24	$1.36	$1.41

Weighted average common shares outstanding — diluted	768.8	769.9	773.7	773.1	769.1

Book value per common share (actual common shares outstanding)	$34.98	$33.77	$38.91	$42.23	$43.22
Book value per common share, excluding accumulated other comprehensive income (actual common shares outstanding)	$34.21	$35.08	$36.42	$40.74	$41.32
Book value per common share — diluted (weighted average common shares outstanding)	$34.50	$33.30	$38.22	$41.08	$41.64

Book value per common share, excluding accumulated other comprehensive income — diluted (weighted average common shares outstanding)	$33.73	$34.59	$35.78	$39.63	$39.82

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2006	2007

Common shares outstanding, beginning of period	757.5	758.2	759.2	760.0	752.0
Treasury stock	0.7	1.0	0.8	(8.0)	(10.9)

Common shares outstanding, end of period	758.2	759.2	760.0	752.0	741.1

Weighted average common shares outstanding — basic	762.0	763.1	762.4	759.6	752.7
Dilutive effect of stock-based awards	6.8	6.8	9.3	9.8	10.4
Dilutive effect of stock purchase contracts underlying common equity units	0.0	0.0	2.0	3.7	6.0

Weighted average common shares outstanding — diluted	768.8	769.9	773.7	773.1	769.1

Policyholder Trust Shares	294.0	285.3	281.9	276.9	272.7

SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (6)	28.5%	27.8%	27.1%	26.4%	26.4%

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of $25 million, $44 million, $61 million, $56 million and $38 million, for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively. For QFS purposes, these settlements are included in net investment income.

(3)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures includes discontinued operations of ($3) million, ($2) million, $63 million, $3,021 million and $3 million, for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31,2007, respectively.

(4)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(5)	Presentation of operating earnings available to common shareholders throughout the QFS differs from other public filings with respect to discontinued operations and scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”).

(6)	Adjusted long-term debt at March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, consists of $8,028 million, $8,112 million, $8,127 million, $7,694 million and $7,700 million, of long-term debt, respectively, $2,134 million, $2,134 million, $2,134 million, $3,381 million and $3,381 million of adjusted junior subordinated debt securities, respectively, and $1,084 million, $927 million, $905 million, $723 million and $731 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $1,505 million, $2,226 million, $2,185 million, $2,285 million and $2,638 million at such dates, respectively. Non-recourse debt not included in adjusted junior subordinated debt securities consists of $399 million, at each of such dates. Non-core borrowings not included in adjusted short-term debt consists of $276 million, $1,326 million, $801 million, $726 million and $2,644 million at such dates, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders’ equity net of accumulated other comprehensive income.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

ASSETS

Fixed maturity securities, at fair value	$239,220	$236,131	$241,656	$242,687	$248,693
Equity securities, at fair value	3,356	3,202	3,177	5,094	5,134
Mortgage and consumer loans	37,351	38,665	40,141	42,239	43,936
Policy loans	9,987	10,065	10,115	10,228	10,177
Real estate and real estate joint ventures	4,700	4,786	4,931	4,986	5,427
Other limited partnership interests	4,514	4,805	4,686	4,781	4,948
Short-term investments	3,368	4,067	5,839	2,709	2,483
Other invested assets	8,386	9,652	9,194	10,428	9,713

Total Investments	310,882	311,373	319,739	323,152	330,511

Cash and cash equivalents	5,144	4,126	5,924	7,107	6,545
Accrued investment income	3,145	3,275	3,380	3,347	3,300
Premiums and other receivables	12,731	13,216	14,494	14,490	15,581
Deferred policy acquisition costs and value of business acquired	20,234	20,802	20,552	20,838	20,371
Assets of subsidiaries held-for-sale	1,540	1,546	1,530	1,563	1,568
Current income tax recoverable	0	154	170	0	122
Goodwill	4,796	4,913	4,916	4,897	4,897
Other assets	8,108	8,118	8,207	7,956	7,602
Separate account assets	132,522	132,782	137,274	144,365	147,312

Total Assets	$499,102	$500,305	$516,186	$527,715	$537,809

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$122,748	$123,802	$125,614	$127,489	$128,369
Policyholder account balances	128,312	128,943	130,353	131,948	132,489
Other policyholder funds	8,620	8,721	9,100	9,139	9,467
Policyholder dividends payable	918	961	1,004	960	961
Policyholder dividend obligation	814	176	1,077	1,063	974
Short-term debt	1,360	2,253	1,706	1,449	3,375
Long-term debt	9,533	10,338	10,312	9,979	10,338
Junior subordinated debt securities	2,533	2,533	2,533	3,780	3,780
Shares subject to mandatory redemption	278	278	278	278	278
Liabilities of subsidiaries held-for-sale	1,548	1,575	1,545	1,595	1,598
Current income tax payable	88	0	0	1,465	0
Deferred income tax liability	1,199	485	2,319	2,278	1,992
Payables for collateral under securities loaned and other transactions	47,059	46,612	48,082	45,846	48,140
Other liabilities	13,003	13,165	13,379	12,283	14,667
Separate account liabilities	132,522	132,782	137,274	144,365	147,312

Total Liabilities	470,535	472,624	484,576	493,917	503,740

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,327	17,372	17,397	17,454	17,503
Retained earnings	11,579	12,195	13,195	16,574	17,228
Treasury stock	(938)	(905)	(878)	(1,357)	(2,073)
Accumulated other comprehensive income	590	(990)	1,887	1,118	1,402

Total Stockholders’ Equity	28,567	27,681	31,610	33,798	34,069

Total Liabilities and Stockholders’ Equity	$499,102	$500,305	$516,186	$527,715	$537,809

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

REVENUES
Premiums	$6,428	$6,428	$6,577	$6,979	$6,765
Universal life and investment-type product policy fees	1,178	1,194	1,185	1,229	1,280
Investment income, net	4,254	4,254	4,283	4,675	4,582
Other revenues	328	335	339	360	384

	12,188	12,211	12,384	13,243	13,011

EXPENSES
Policyholder benefits and dividends	6,934	6,840	6,930	7,318	7,132
Interest credited to policyholder account balances	1,202	1,251	1,331	1,381	1,372
Interest credited to bank deposits	43	48	51	52	51
Interest expenses	198	202	234	218	224
Other expenses	2,294	2,423	2,473	2,778	2,650

	10,671	10,764	11,019	11,747	11,429

Operating earnings before provision (benefit) for income tax	1,517	1,447	1,365	1,496	1,582
Provision for income tax	458	430	373	408	466

Operating earnings	1,059	1,017	992	1,088	1,116
Preferred stock dividends	33	33	34	34	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,026	$984	$958	$1,054	$1,082

Net Income Reconciliation

Operating earnings available to common shareholders	$1,026	$984	$958	$1,054	$1,082

Net investment gains (losses)	(633)	(830)	256	4,324	(95)
Minority interest — net investment gains (losses)	(2)	4	0	(2)	4
Net investment gains (losses) tax benefit (provision)	220	289	(92)	(1,531)	33

Net investment gains (losses), net of income tax	(415)	(537)	164	2,791	(58)

Adjustments related to universal life and investment-type product policy fees	(3)	(9)	3	3	0
Adjustments related to policyholder benefits and dividends	108	84	(204)	(98)	(65)
Adjustments related to other expenses	42	126	14	49	25
Adjustments related to tax benefit (provision)	(52)	(72)	66	17	14

Adjustments related to net investment gains (losses), net of income tax (2)	95	129	(121)	(29)	(26)

Discontinued operations, net of income tax	8	41	(2)	13	(15)

Net income available to common shareholders	714	617	999	3,829	983
Preferred stock dividends	33	33	34	34	34

Net income	$747	$650	$1,033	$3,863	$1,017

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

ASSETS
Total investments	$330,511	$137,681	$124,962	$3,663	$13,964	$14,642	$35,599
Cash and cash equivalents	6,545	95	954	48	452	215	4,781
Accrued investment income	3,300	1,128	1,233	63	208	92	576
Premiums and other receivables	15,581	5,174	2,333	943	1,015	1,237	4,879
Deferred policy acquisition costs and value of business acquired	20,371	919	13,925	187	2,140	3,191	9
Assets of subsidiaries held-for-sale	1,568	0	0	0	1,568	0	0
Current income tax recoverable	122	6	185	(26)	93	(5)	(131)
Goodwill	4,897	977	2,957	157	302	96	408
Other assets	7,602	1,480	3,092	392	335	102	2,201
Separate account assets	147,312	47,781	96,083	0	3,431	17	0

Total Assets	$537,809	$195,241	$245,724	$5,427	$23,508	$19,587	$48,322

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$128,369	$51,050	$55,961	$3,328	$8,375	$5,286	$4,369
Policyholder account balances	132,489	60,998	56,505	0	4,168	6,303	4,515
Other policyholder funds	9,467	2,963	2,949	52	1,246	2,057	200
Policyholder dividends payable	961	0	961	0	0	0	0
Policyholder dividend obligation	974	0	974	0	0	0	0
Short-term debt	3,375	0	0	0	0	0	3,375
Long-term debt	10,338	1	133	315	67	1,425	8,397
Junior subordinated debt securities	3,780	0	0	0	0	399	3,381
Shares subject to mandatory redemption	278	0	0	0	0	159	119
Liabilities of subsidiaries held-for-sale	1,598	0	0	0	1,598	0	0
Current income tax payable	0	0	0	0	0	0	0
Deferred income tax liability	1,992	(1,477)	1,862	33	142	869	563
Payables for collateral under securities loaned and other transactions	48,140	20,834	17,378	153	0	0	9,775
Other liabilities	14,667	3,508	3,175	307	1,245	1,810	4,622
Separate account liabilities	147,312	47,781	96,083	0	3,431	17	0

Total Liabilities	503,740	185,658	235,981	4,188	20,272	18,325	39,316

Equity
Preferred stock, at par value	1	0	0	0	0	0	1
Common stock, at par value	8	0	0	0	0	0	8
Allocated equity (1)	34,731	9,144	9,644	1,084	2,794	1,024	11,041
Treasury stock	(2,073)	0	0	0	0	0	(2,073)
Accumulated other comprehensive income	1,402	439	99	155	442	238	29

Total Stockholders’ Equity	34,069	9,583	9,743	1,239	3,236	1,262	9,006

Total Liabilities and Stockholders’ Equity	$537,809	$195,241	$245,724	$5,427	$23,508	$19,587	$48,322

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED MARCH 31, 2007

							Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	Auto & Home	International	Reinsurance	& Eliminations

REVENUES
Premiums	$6,765	$3,125	$1,075	$716	$715	$1,126	$8
Universal life and investment-type product policy fees	1,280	191	853	0	236	0	0
Investment income, net	4,582	1,967	1,741	48	250	206	370
Other revenues	384	190	146	11	13	18	6

	13,011	5,473	3,815	775	1,214	1,350	384

EXPENSES
Policyholder benefits and dividends	7,132	3,463	1,747	431	578	902	11
Interest credited to policyholder account balances	1,372	722	507	0	78	65	0
Capitalization of deferred policy acquisition costs	(851)	(63)	(356)	(111)	(146)	(175)	0
Amortization of deferred policy acquisition costs	805	68	380	116	97	141	3
Other expenses	2,971	595	1,052	197	436	361	330

	11,429	4,785	3,330	633	1,043	1,294	344

Operating earnings before provision (benefit) for income tax	1,582	688	485	142	171	56	40
Provision (benefit) for income tax	466	236	166	36	47	20	(39)

Operating earnings	1,116	452	319	106	124	36	79
Preferred stock dividends	34	0	0	0	0	0	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,082	$452	$319	$106	$124	$36	$45

Net Income Reconciliation

Operating earnings available to common shareholders	$1,082	$452	$319	$106	$124	$36	$45

Net investment gains (losses)	(95)	(137)	6	12	24	(6)	6
Minority interest — net investment gains (losses)	4	0	0	0	0	4	0
Net investment gains (losses) tax benefit (provision)	33	49	(3)	(5)	(6)	0	(2)

Net investment gains (losses), net of income tax	(58)	(88)	3	7	18	(2)	4

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	(65)	(12)	(38)	0	(15)	0	0
Adjustments related to other expenses	25	0	27	0	0	(2)	0
Adjustments related to tax benefit (provision)	14	4	4	0	4	2	0

Adjustments related to net investment gains (losses), net of income tax (1)	(26)	(8)	(7)	0	(11)	0	0

Discontinued operations, net of income tax	(15)	0	0	0	(31)	0	16

Net income available to common shareholders	983	356	315	113	100	34	65
Preferred stock dividends	34	0	0	0	0	0	34

Net income	$1,017	$356	$315	$113	$100	$34	$99

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$8,429	$3,506	$2,074	$727	$964	$1,144	$14

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

							Corporate, Other
Unaudited (In millions)	Consolidated (1)	Institutional	Individual	Auto & Home	International (1)	Reinsurance	& Eliminations

REVENUES
Premiums	$6,428	$2,989	$1,082	$724	$631	$993	$9
Universal life and investment-type product policy fees	1,178	201	793	0	184	0	0
Investment income, net	4,254	1,787	1,741	45	211	174	296
Other revenues	328	170	125	7	4	15	7

	12,188	5,147	3,741	776	1,030	1,182	312

EXPENSES
Policyholder benefits and dividends	6,934	3,389	1,745	453	527	813	7
Interest credited to policyholder account balances	1,202	594	476	0	69	63	0
Capitalization of deferred policy acquisition costs	(883)	(81)	(370)	(105)	(151)	(176)	0
Amortization of deferred policy acquisition costs	645	35	302	111	83	114	0
Other expenses	2,773	579	964	195	392	332	311

	10,671	4,516	3,117	654	920	1,146	318

Operating earnings before provision (benefit) for income tax	1,517	631	624	122	110	36	(6)
Provision (benefit) for income tax	458	215	216	29	34	12	(48)

Operating earnings	1,059	416	408	93	76	24	42
Preferred stock dividends	33	0	0	0	0	0	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,026	$416	$408	$93	$76	$24	$9

Net Income Reconciliation

Operating earnings available to common shareholders	$1,026	$416	$408	$93	$76	$24	$9

Net investment gains (losses)	(633)	(339)	(265)	1	11	8	(49)
Minority interest — net investment gains (losses)	(2)	0	0	0	0	(2)	0
Net investment gains (losses) tax benefit (provision)	220	120	95	(3)	(6)	(2)	16

Net investment gains (losses), net of income tax	(415)	(219)	(170)	(2)	5	4	(33)

Adjustments related to universal life and investment-type product policy fees	(3)	0	(3)	0	0	0	0
Adjustments related to policyholder benefits and dividends	108	25	61	0	22	0	0
Adjustments related to other expenses	42	0	45	0	0	(3)	0
Adjustments related to tax benefit (provision)	(52)	(9)	(37)	0	(7)	1	0

Adjustments related to net investment gains (losses), net of income tax (2)	95	16	66	0	15	(2)	0

Discontinued operations, net of income tax	8	0	0	0	8	0	0

Net income available to common shareholders	714	213	304	91	104	26	(24)
Preferred stock dividends	33	0	0	0	0	0	33

Net income	$747	$213	$304	$91	$104	$26	$9

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$7,934	$3,360	$2,000	$731	$819	$1,008	$16

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

INSTITUTIONAL OPERATIONS	$416	$453	$390	$441	$452

INDIVIDUAL OPERATIONS	408	353	367	415	319

AUTO & HOME OPERATIONS	93	99	107	115	106

INTERNATIONAL OPERATIONS (2)	76	64	72	16	124

REINSURANCE OPERATIONS	24	29	29	33	36

CORPORATE, OTHER & ELIMINATIONS	9	(14)	(7)	34	45

CONSOLIDATED (2)	$1,026	$984	$958	$1,054	$1,082

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 9; (ii) Individual Operations, page 16; (iii) Auto & Home Operations, page 26; (iv) International Operations, page 30; (v) Reinsurance Operations, page 31; and (vi) Corporate, Other & Eliminations, page 33. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2)	Certain prior period amounts have been reclassified to conform with current period presentation.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Institutional Operations	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$2,989	$2,836	$2,992	$3,050	$3,125	$2,989	$3,125
Universal life and investment-type product policy fees	201	201	201	172	191	201	191
Investment income, net	1,787	1,824	1,865	2,020	1,967	1,787	1,967
Other revenues	170	169	171	175	190	170	190

	5,147	5,030	5,229	5,417	5,473	5,147	5,473

EXPENSES
Policyholder benefits and dividends	3,389	3,169	3,368	3,421	3,463	3,389	3,463
Interest credited to policyholder account balances	594	617	682	694	722	594	722
Other expenses	533	559	588	634	600	533	600

	4,516	4,345	4,638	4,749	4,785	4,516	4,785

Operating earnings before provision (benefit) for income tax	631	685	591	668	688	631	688
Provision (benefit) for income tax	215	232	201	227	236	215	236

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$416	$453	$390	$441	$452	$416	$452

Net Income Reconciliation

Operating earnings available to common shareholders	$416	$453	$390	$441	$452	$416	$452

Net investment gains (losses)	(339)	(440)	230	(253)	(137)	(339)	(137)
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	120	157	(80)	85	49	120	49

Net investment gains (losses), net of income tax	(219)	(283)	150	(168)	(88)	(219)	(88)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	25	61	(85)	(21)	(12)	25	(12)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	(9)	(22)	31	7	4	(9)	4

Adjustments related to net investment gains (losses), net of income tax (1)	16	39	(54)	(14)	(8)	16	(8)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	213	209	486	259	356	213	356
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$213	$209	$486	$259	$356	$213	$356

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$3,360	$3,206	$3,364	$3,397	$3,506	$3,360	$3,506

Actual Number of Sales Representatives	739	693	677	642	646

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Group Life	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$1,551	$1,474	$1,434	$1,478	$1,576	$1,551	$1,576
Universal life and investment-type product policy fees	195	197	196	171	189	195	189
Investment income, net	303	309	321	334	327	303	327
Other revenues	15	13	14	16	24	15	24

	2,064	1,993	1,965	1,999	2,116	2,064	2,116

EXPENSES
Policyholder benefits and dividends	1,636	1,484	1,505	1,515	1,626	1,636	1,626
Interest credited to policyholder account balances	134	143	148	153	152	134	152
Other expenses	155	157	159	187	175	155	175

	1,925	1,784	1,812	1,855	1,953	1,925	1,953

Operating earnings before provision (benefit) for income tax	139	209	153	144	163	139	163
Provision (benefit) for income tax	48	70	52	49	56	48	56

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$91	$139	$101	$95	$107	$91	$107

Net investment gains (losses), net of income tax	(2)	(47)	(10)	(26)	(4)	(2)	(4)
Adjustments related to net investment gains (losses), net of income tax	1	3	0	0	0	1	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	90	95	91	69	103	90	103
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$90	$95	$91	$69	$103	$90	$103

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,761	$1,684	$1,644	$1,665	$1,789	$1,761	$1,789

Incurred Loss Ratio (Mortality Experience):
Term Life	94.2%	88.1%	91.6%	92.1%	91.8%

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Retirement & Savings	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$334	$254	$436	$436	$310	$334	$310
Universal life and investment-type product policy fees	6	4	5	1	2	6	2
Investment income, net	1,325	1,361	1,386	1,505	1,468	1,325	1,468
Other revenues	62	64	62	67	71	62	71

	1,727	1,683	1,889	2,009	1,851	1,727	1,851

EXPENSES
Policyholder benefits and dividends	774	755	940	942	787	774	787
Interest credited to policyholder account balances	460	474	534	541	570	460	570
Other expenses	98	119	111	114	89	98	89

	1,332	1,348	1,585	1,597	1,446	1,332	1,446

Operating earnings before provision (benefit) for income tax	395	335	304	412	405	395	405
Provision (benefit) for income tax	134	114	103	140	139	134	139

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$261	$221	$201	$272	$266	$261	$266

Net investment gains (losses), net of income tax	(168)	(187)	105	(140)	(81)	(168)	(81)
Adjustments related to net investment gains (losses), net of income tax	(7)	10	(16)	(8)	(4)	(7)	(4)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	86	44	290	124	181	86	181
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$86	$44	$290	$124	$181	$86	$181

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$402	$322	$503	$504	$383	$402	$383

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Non-Medical Health & Other	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$1,104	$1,108	$1,122	$1,136	$1,239	$1,104	$1,239
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	159	154	158	181	172	159	172
Other revenues	93	92	95	92	95	93	95

	1,356	1,354	1,375	1,409	1,506	1,356	1,506

EXPENSES
Policyholder benefits and dividends	979	930	923	964	1,050	979	1,050
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Other expenses	280	283	318	333	336	280	336

	1,259	1,213	1,241	1,297	1,386	1,259	1,386

Operating earnings before provision (benefit) for income tax	97	141	134	112	120	97	120
Provision (benefit) for income tax	33	48	46	38	41	33	41

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$64	$93	$88	$74	$79	$64	$79

Net investment gains (losses), net of income tax	(49)	(49)	55	(2)	(3)	(49)	(3)
Adjustments related to net investment gains (losses), net of income tax	22	26	(38)	(6)	(4)	22	(4)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	37	70	105	66	72	37	72
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$37	$70	$105	$66	$72	$37	$72

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,197	$1,200	$1,217	$1,228	$1,334	$1,197	$1,334
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$347	$342	$352	$357	$405	$347	$405

Incurred Loss Ratio (Morbidity Experience):
Group Disability	90.7%	90.2%	83.0%	95.2%	87.0%

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Group Life	2006	2006	2006	2006	2007

Balance, beginning of period	$16,400	$16,951	$16,686	$16,594	$16,818
Premiums and deposits	3,372	2,824	2,787	2,854	3,075
Interest on reserves	176	187	193	197	195
Surrenders and withdrawals	(1,196)	(1,581)	(1,392)	(1,111)	(1,167)
Benefits and reserves	(1,623)	(1,489)	(1,514)	(1,521)	(1,627)
Other	(178)	(206)	(166)	(195)	(162)

Balance, end of period	$16,951	$16,686	$16,594	$16,818	$17,132

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Retirement & Savings	2006	2006	2006	2006	2007

Balance, beginning of period	$78,405	$78,252	$79,406	$81,440	$84,035
Premiums and deposits	3,819	3,028	3,389	3,387	3,245
Interest on reserves	986	1,022	1,054	1,086	1,088
Surrenders and withdrawals	(2,851)	(2,301)	(2,031)	(2,143)	(2,463)
Benefits and reserves	(679)	(673)	(663)	(676)	(728)
Other	(1,428)	78	285	941	(59)

Balance, end of period	$78,252	$79,406	$81,440	$84,035	$85,118

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Non-Medical Health & Other	2006	2006	2006	2006	2007

Balance, beginning of period	$8,556	$8,849	$9,014	$9,277	$9,541
Premiums and deposits	1,066	1,059	1,075	1,084	1,186
Interest on reserves	78	81	84	86	86
Surrenders and withdrawals	20	28	21	22	27
Benefits and reserves	(991)	(950)	(931)	(980)	(1,048)
Other	120	(53)	14	52	6

Balance, end of period	$8,849	$9,014	$9,277	$9,541	$9,798

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Group Life	2006	2006	2006	2006	2007

Balance, beginning of period	$10,539	$10,949	$11,294	$12,608	$13,081
Premiums and deposits	189	603	552	627	294
Investment performance	329	(161)	328	146	(100)
Surrenders and withdrawals	(101)	(86)	(139)	(110)	(126)
Policy charges	(7)	(7)	(7)	(8)	(8)
Other	0	(4)	580	(182)	2

Balance, end of period	$10,949	$11,294	$12,608	$13,081	$13,143

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Retirement & Savings	2006	2006	2006	2006	2007

Balance, beginning of period	$34,374	$33,653	$33,657	$33,121	$33,521
Premiums and deposits	1,345	1,127	1,256	952	944
Investment performance	550	279	1,218	809	1,414
Surrenders and withdrawals	(2,592)	(1,377)	(2,978)	(1,342)	(1,704)
Policy charges	(25)	(26)	(25)	(21)	(22)
Other	1	1	(7)	2	2

Balance, end of period	$33,653	$33,657	$33,121	$33,521	$34,155

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Non-Medical Health & Other	2006	2006	2006	2006	2007

Balance, beginning of period	$326	$360	$377	$422	$445
Premiums and deposits	90	91	84	85	88
Investment performance	90	(48)	33	(15)	(6)
Surrenders and withdrawals	(20)	(28)	(21)	(22)	(27)
Policy charges	(14)	(20)	(25)	(25)	(17)
Other	(112)	22	(26)	0	0

Balance, end of period	$360	$377	$422	$445	$483

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses	$361	$413	$397	$464	$455
Pension and other post-retirement benefit costs	21	20	21	21	1
Premium tax and other tax, licenses and fees	50	38	50	52	48

Sub-total Insurance Expenses	432	471	468	537	504

Commissions and other expenses	101	88	120	97	96

Total Other Expenses	$533	$559	$588	$634	$600

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Group Life	2006	2006	2006	2006	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.07%	6.11%	6.52%	6.84%	6.36%
Average crediting rate	4.40%	4.56%	4.73%	4.75%	4.74%

Spread	1.67%	1.55%	1.79%	2.09%	1.62%

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Retirement & Savings	2006	2006	2006	2006	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	6.74%	6.83%	6.79%	7.28%	6.90%
Average crediting rate	5.31%	5.33%	5.54%	5.52%	5.54%

Spread	1.43%	1.50%	1.25%	1.76%	1.36%

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Non-Medical Health & Other	2006	2006	2006	2006	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY SEGMENT (%)
Investment income yield	7.71%	7.22%	7.09%	8.43%	7.84%
Average crediting rate	4.99%	5.00%	5.01%	4.98%	4.90%

Spread	2.72%	2.22%	2.08%	3.45%	2.94%

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Individual Operations	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$1,082	$1,102	$1,095	$1,237	$1,075	$1,082	$1,075
Universal life and investment-type product policy fees	793	799	779	836	853	793	853
Investment income, net	1,741	1,709	1,717	1,801	1,741	1,741	1,741
Other revenues	125	135	126	141	146	125	146

	3,741	3,745	3,717	4,015	3,815	3,741	3,815

EXPENSES
Policyholder benefits and dividends	1,745	1,755	1,692	1,881	1,747	1,745	1,747
Interest credited to policyholder account balances	476	518	528	513	507	476	507
Capitalization of deferred policy acquisition costs	(370)	(415)	(340)	(372)	(356)	(370)	(356)
Amortization of deferred policy acquisition costs	302	289	287	263	380	302	380
Other expenses	964	1,060	987	1,097	1,052	964	1,052

	3,117	3,207	3,154	3,382	3,330	3,117	3,330

Operating earnings before provision (benefit) for income tax	624	538	563	633	485	624	485
Provision (benefit) for income tax	216	185	196	218	166	216	166

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$408	$353	$367	$415	$319	$408	$319

Net Income Reconciliation

Operating earnings available to common shareholders	$408	$353	$367	$415	$319	$408	$319

Net investment gains (losses)	(265)	(307)	79	(134)	6	(265)	6
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	95	108	(26)	46	(3)	95	(3)

Net investment gains (losses), net of income tax	(170)	(199)	53	(88)	3	(170)	3

Adjustments related to universal life and investment-type product policy fees	(3)	(9)	3	3	0	(3)	0
Adjustments related to policyholder benefits and dividends	61	(26)	(46)	(22)	(38)	61	(38)
Adjustments related to other expenses	45	118	15	55	27	45	27
Adjustments related to tax benefit (provision)	(37)	(29)	9	(12)	4	(37)	4

Adjustments related to net investment gains (losses), net of income tax (1)	66	54	(19)	24	(7)	66	(7)

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	304	208	401	351	315	304	315
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$304	$208	$401	$351	$315	$304	$315

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$2,000	$2,036	$2,000	$2,214	$2,074	$2,000	$2,074

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Traditional Life	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$976	$1,011	$1,009	$1,142	$990	$976	$990
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	821	804	816	845	812	821	812
Other revenues	0	(1)	1	5	(1)	0	(1)

	1,797	1,814	1,826	1,992	1,801	1,797	1,801

EXPENSES
Policyholder benefits and dividends	1,444	1,463	1,467	1,610	1,456	1,444	1,456
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Capitalization of deferred policy acquisition costs	(56)	(52)	(65)	(59)	(58)	(56)	(58)
Amortization of deferred policy acquisition costs	53	45	44	(1)	76	53	76
Other expenses	207	213	271	261	234	207	234

	1,648	1,669	1,717	1,811	1,708	1,648	1,708

Operating earnings before provision (benefit) for income tax	149	145	109	181	93	149	93
Provision (benefit) for income tax	51	48	36	61	31	51	31

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$97	$73	$120	$62	$98	$62

Net investment gains (losses), net of income tax	(44)	(48)	(14)	3	6	(44)	6
Adjustments related to net investment gains (losses), net of income tax	40	19	(4)	1	(12)	40	(12)
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	94	68	55	124	56	94	56
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$94	$68	$55	$124	$56	$94	$56

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$976	$1,010	$1,010	$1,147	$989	$976	$989

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Variable & Universal Life	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$0	$0	$0	$0	$0	$0	$0
Universal life and investment-type product policy fees	395	384	370	408	394	395	394
Investment income, net	203	197	199	211	209	203	209
Other revenues	(3)	0	1	0	1	(3)	1

	595	581	570	619	604	595	604

EXPENSES
Policyholder benefits and dividends	123	162	82	112	132	123	132
Interest credited to policyholder account balances	142	144	151	149	150	142	150
Capitalization of deferred policy acquisition costs	(102)	(110)	(89)	(103)	(93)	(102)	(93)
Amortization of deferred policy acquisition costs	110	104	97	132	118	110	118
Other expenses	208	214	184	231	216	208	216

	481	514	425	521	523	481	523

Operating earnings before provision (benefit) for income tax	114	67	145	98	81	114	81
Provision (benefit) for income tax	40	24	51	35	28	40	28

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$74	$43	$94	$63	$53	$74	$53

Net investment gains (losses), net of income tax	(25)	(36)	14	3	(7)	(25)	(7)
Adjustments related to net investment gains (losses), net of income tax	9	6	(3)	3	2	9	2
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	58	13	105	69	48	58	48
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$58	$13	$105	$69	$48	$58	$48

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$392	$384	$371	$408	$395	$392	$395

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Annuities	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$98	$85	$78	$105	$85	$98	$85
Universal life and investment-type product policy fees	356	367	365	387	409	356	409
Investment income, net	677	667	658	697	677	677	677
Other revenues	29	36	31	40	42	29	42

	1,160	1,155	1,132	1,229	1,213	1,160	1,213

EXPENSES
Policyholder benefits and dividends	173	125	138	167	159	173	159
Interest credited to policyholder account balances	314	351	352	339	333	314	333
Capitalization of deferred policy acquisition costs	(212)	(253)	(186)	(210)	(205)	(212)	(205)
Amortization of deferred policy acquisition costs	139	140	146	132	186	139	186
Other expenses	400	477	387	450	420	400	420

	814	840	837	878	893	814	893

Operating earnings before provision (benefit) for income tax	346	315	295	351	320	346	320
Provision (benefit) for income tax	120	109	103	121	110	120	110

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$226	$206	$192	$230	$210	$226	$210

Net investment gains (losses), net of income tax	(102)	(105)	56	(86)	8	(102)	8
Adjustments related to net investment gains (losses), net of income tax	17	29	(12)	20	3	17	3
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	141	130	236	164	221	141	221
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$141	$130	$236	$164	$221	$141	$221

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$483	$488	$474	$532	$536	$483	$536

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Other	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$8	$6	$8	($10)	$0	$8	$0
Universal life and investment-type product policy fees	42	48	44	41	50	42	50
Investment income, net	40	41	44	48	43	40	43
Other revenues	99	100	93	96	104	99	104

	189	195	189	175	197	189	197

EXPENSES
Policyholder benefits and dividends	5	5	5	(8)	0	5	0
Interest credited to policyholder account balances	20	23	25	25	24	20	24
Capitalization of deferred policy acquisition costs	0	0	0	0	0	0	0
Amortization of deferred policy acquisition costs	0	0	0	0	0	0	0
Other expenses	149	156	145	155	182	149	182

	174	184	175	172	206	174	206

Operating earnings before provision (benefit) for income tax	15	11	14	3	(9)	15	(9)
Provision (benefit) for income tax	5	4	6	1	(3)	5	(3)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$10	$7	$8	$2	($6)	$10	($6)

Net investment gains (losses), net of income tax	1	(10)	(3)	(8)	(4)	1	(4)
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	11	(3)	5	(6)	(10)	11	(10)
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$11	($3)	$5	($6)	($10)	$11	($10)

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$149	$154	$145	$127	$154	$149	$154

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

PREMIUMS AND DEPOSITS BY PRODUCT (1) (2)

Life First Year And Renewal, Annuity Type
Life First Year Premiums and Deposits (3)
Traditional Life	$50	$50	$46	$57	$52
Variable Life 1st Year excluding Single Premium COLI/BOLI	50	55	48	55	48
Universal Life 1st Year excluding Single Premium COLI/BOLI	203	177	147	135	130
Single Premium COLI/BOLI	6	6	3	1	0

Total Life First Year Premiums & Deposits	309	288	244	248	230

Life Renewal Premiums and Deposits
Traditional Life	959	1,049	1,036	1,209	987
Variable & Universal Life	600	515	579	562	621

Total Life Renewal Premiums and Deposits	1,559	1,564	1,615	1,771	1,608

Annuities Deposits (4)
Fixed Annuity Deposits	520	430	594	514	352
Variable Annuity Deposits	3,327	3,818	3,013	3,267	3,330

Total Annuity Deposits	3,847	4,248	3,607	3,781	3,682

Total Premiums and Deposits	$5,715	$6,100	$5,466	$5,800	$5,520

Separate Account And General Account
Separate Accounts
Variable & Universal Life	$262	$255	$267	$285	$289
Variable Annuities	2,507	2,884	2,118	2,406	2,471

Total Separate Accounts	2,769	3,139	2,385	2,691	2,760

General Accounts
Traditional Life	1,009	1,099	1,082	1,266	1,039
Variable & Universal Life	597	498	510	468	510
Fixed Annuities	520	430	594	514	352
Variable Annuities	820	934	895	861	859

Total General Account	2,946	2,961	3,081	3,109	2,760

Total Premiums and Deposits	$5,715	$6,100	$5,466	$5,800	$5,520

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account:
Variable & Universal Life	29.0%	31.2%	29.9%	31.6%	29.4%
Annuities	65.2%	67.9%	58.7%	63.6%	67.1%

(1)	Statutory premiums direct and assumed, excluding Company sponsored internal exchanges.

(2)	Certain prior period amounts have been reclassified to conform with current period presentation.

(3)	Of the $230 million of First Year Life Premiums and Deposits received during the three months ended March 31, 2007, approximately 53% were distributed through MetLife agents, 20% through New England Financial agents, 24% through MetLife’s Independent Distribution channel and 3% through other distribution channels.

(4)	Of the $3,682 million of Annuity Deposits received during the three months ended March 31, 2007, approximately 24% were distributed through MetLife agents, 7% through New England Financial agents, 55% through MetLife’s Independent Distribution channel and 14% through MetLife Resources representatives.

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2006	2006	2006	2006	2007

Mortality as a Percentage of Expected	94.0%	85.1%	82.4%	78.7%	87.6%

Lapse / Surrender (General and Separate Account) (1) (2)
Traditional Life	6.0%	5.9%	5.7%	5.7%	5.6%
Variable & Universal Life	6.3%	6.0%	5.8%	5.5%	5.4%
Variable Annuities	9.5%	10.0%	10.3%	10.6%	10.5%
Fixed Annuities	8.8%	9.7%	10.4%	11.5%	12.7%

Actual Number of Sales Representatives
MetLife Distribution	5,954	6,002	5,996	5,968	6,143
New England Financial	2,068	2,071	2,025	2,035	2,078
Independent Distribution Wholesalers	220	217	215	212	201
MetLife Resources	751	739	738	737	715
Walnut Street and Tower Square Securities	1,632	1,564	1,520	1,442	1,423
P&C Specialists	658	657	633	648	621

Total Agents	11,283	11,250	11,127	11,042	11,181

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company sponsored internal exchanges.

(2)	Certain prior period amounts have been reclassified to conform with current period presentation.

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
Unaudited (In millions)
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Traditional Life	2006	2006	2006	2006	2007

Balance, beginning of period	$50,944	$50,977	$51,177	$51,406	$51,739
Premiums and deposits (1)	1,061	1,093	1,091	1,241	1,071
Interest on reserves	511	520	523	527	524
Surrenders and withdrawals	(504)	(433)	(432)	(432)	(483)
Benefit payments	(572)	(498)	(488)	(496)	(504)
Other	(463)	(482)	(465)	(507)	(498)

Balance, end of period	$50,977	$51,177	$51,406	$51,739	$51,849

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Variable & Universal Life (2)	2006	2006	2006	2006	2007

Balance, beginning of period	$14,852	$15,042	$15,268	$15,334	$15,436
Premiums and deposits (1) (3)	581	498	496	477	531
Interest on reserves	143	146	151	150	151
Surrenders and withdrawals	(119)	(115)	(175)	(123)	(122)
Net transfers from (to) separate account	8	27	20	12	25
Policy charges	(369)	(365)	(388)	(385)	(385)
Benefit payments	(46)	(40)	(35)	(33)	(38)
Other	(8)	75	(3)	4	(8)

Balance, end of period	$15,042	$15,268	$15,334	$15,436	$15,590

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Annuities(2)	2006	2006	2006	2006	2007

Balance, beginning of period	$45,732	$45,293	$44,775	$44,518	$43,388
Premiums and deposits (1) (3)	1,402	1,475	1,551	1.437	1,292
Interest on reserves	395	448	418	400	402
Surrenders and withdrawals	(1,235)	(1,571)	(1,417)	(1,617)	(1,469)
Net transfers from (to) separate account	(621)	(521)	(495)	(635)	(626)
Policy charges	(2)	(2)	(1)	0	0
Benefit payments	(326)	(349)	(326)	(346)	(380)
Other	(52)	2	13	(369)	(20)

Balance, end of period	$45,293	$44,775	$44,518	$43,388	$42,587

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Variable & Universal Life (2)	2006	2006	2006	2006	2007

Balance, beginning of period	$9,307	$9,769	$9,593	$9,796	10,278
Premiums and deposits (1)	302	288	296	309	289
Investment performance	501	(138)	219	501	193
Surrenders and withdrawals	(151)	(145)	(141)	(155)	(195)
Net transfers from (to) fixed account	(8)	(27)	(20)	(12)	(25)
Policy charges	(154)	(155)	(154)	(157)	(160)
Other	(28)	1	3	(4)	3

Balance, end of period	$9,769	$9,593	$9,796	$10,278	10,383

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Annuities	2006	2006	2006	2006	2007

Balance, beginning of period	$71,764	$75,861	$75,587	$78,570	$83,847
Premiums and deposits (1)	2,532	2,928	2,213	2,531	2,640
Investment performance	3,255	(1,483)	2,584	4,771	1,295
Surrenders and withdrawals	(2,026)	(1,947)	(2,008)	(2,341)	(2,384)
Net transfers from (to) fixed account	621	521	495	635	626
Policy charges	(280)	(292)	(301)	(326)	(325)
Other	(5)	(1)	0	7	1

Balance, end of period	$75,861	$75,587	$78,570	$83,847	$85,700

(1)	Includes Company-sponsored internal exchanges and supplemental contract premiums.

(2)	Certain prior period amounts have been reclassified to conform with current period presentation.

(3)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)

Insurance Expenses	$830	$914	$855	$950	$876
DAC Capitalization (1)	(384)	(429)	(353)	(385)	(369)

Net	$446	$485	$502	$565	$507

OTHER EXPENSES BY MAJOR CATEGORY

Commissions	$315	$350	$282	$305	$308
Other deferrable expenses	120	146	132	146	135
Direct and allocated expenses, not deferred	334	386	371	427	391
Pension and other post-retirement benefit costs	34	3	35	41	10
Premium tax and other tax, licenses and fees	27	29	35	31	32

Subtotal Insurance Expenses	830	914	855	950	876

Broker-dealer and other expenses	155	159	147	159	185
Reinsurance allowances	(21)	(13)	(15)	(12)	(9)

Total Other Expenses	$964	$1,060	$987	$1,097	$1,052

(1)	Excludes $14 million, $14 million, $13 million, $13 million and $13 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31,2006 and March 31, 2007, respectively.

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
Unaudited

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Variable & Universal Life	2006	2006	2006	2006	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.69%	6.41%	6.35%	6.43%	6.34%
Average crediting rate	4.56%	4.54%	4.53%	4.54%	4.56%

Spread	2.13%	1.87%	1.82%	1.89%	1.78%

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Annuities	2006	2006	2006	2006	2007

ANNUALIZED GENERAL ACCOUNT SPREADS BY PRODUCT (%)
Investment income yield	6.28%	6.28%	6.27%	6.51%	6.39%
Average crediting rate	3.65%	3.66%	3.67%	3.75%	3.82%

Spread	2.63%	2.62%	2.60%	2.76%	2.57%

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — TOTAL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Auto & Home Operations	2006	2006	2006	2006	2007	2006	2007

REVENUES
Earned premiums	$724	$726	$732	$742	$716	$724	$716
Investment income, net	45	42	46	44	48	45	48
Other revenues	7	8	3	4	11	7	11

	776	776	781	790	775	776	775

EXPENSES
Losses and loss adjustment expense	451	432	426	408	430	451	430
Other expenses	203	211	210	227	203	203	203

	654	643	636	635	633	654	633

Operating earnings before provision (benefit) for income tax	122	133	145	155	142	122	142
Provision (benefit) for income tax	29	34	38	40	36	29	36

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$99	$107	$115	$106	$93	$106

Net Income Reconciliation

Operating earnings available to common shareholders	$93	$99	$107	$115	$106	$93	$106

Net investment gains (losses)	1	(4)	(1)	8	12	1	12
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(3)	4	0	(3)	(5)	(3)	(5)

Net investment gains (losses), net of income tax	(2)	0	(1)	5	7	(2)	7

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	91	99	106	120	113	91	113
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$91	$99	$106	$120	$113	$91	$113

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$731	$734	$735	$746	$727	$731	$727

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Auto	2006	2006	2006	2006	2007	2006	2007

REVENUES
Earned premiums	$517	$516	$519	$525	$502	$517	$502
Investment income, net	34	32	34	32	35	34	35
Other revenues	6	7	4	6	6	6	6

	557	555	557	563	543	557	543

EXPENSES
Losses and loss adjustment expense	334	321	295	282	307	334	307
Other expenses	137	145	141	149	136	137	136

	471	466	436	431	443	471	443

Operating earnings before provision (benefit) for income tax	86	89	121	132	100	86	100
Provision (benefit) for income tax	21	21	33	36	25	21	25

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$68	$88	$96	$75	$65	$75

Net investment gains (losses), net of income tax	(1)	0	(1)	3	6	(1)	6
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	64	68	87	99	81	64	81
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$64	$68	$87	$99	$81	$64	$81

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$523	$523	$523	$531	$508	$523	$508

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
Unaudited (In millions)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Homeowners & Other	2006	2006	2006	2006	2007	2006	2007

REVENUES
Earned premiums	$207	$210	$213	$217	$214	$207	$214
Investment income, net	11	10	12	12	13	11	13
Other revenues	1	1	(1)	(2)	5	1	5

	219	221	224	227	232	219	232

EXPENSES
Losses and loss adjustment expense	117	111	131	126	123	117	123
Other expenses	66	66	69	78	67	66	67

	183	177	200	204	190	183	190

Operating earnings before provision (benefit) for income tax	36	44	24	23	42	36	42
Provision (benefit) for income tax	8	13	5	4	11	8	11

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$28	$31	$19	$19	$31	$28	$31

Net investment gains (losses), net of income tax	(1)	0	0	2	1	(1)	1
Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0
Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	27	31	19	21	32	27	32
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$27	$31	$19	$21	$32	$27	$32

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$208	$211	$212	$215	$219	$208	$219

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile	$498	$507	$531	$503	$498
Non-Standard Automobile	12	11	11	10	10
Homeowners & Other	186	226	239	213	193

Total	$696	$744	$781	$726	$701

SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

Total Auto & Home
Loss and loss adjustment expense ratio	62.4%	59.3%	58.3%	54.9%	60.1%
Other expense ratio	27.2%	28.6%	28.1%	30.1%	27.6%

Total combined ratio (1)	89.6%	87.9%	86.4%	85.0%	87.7%
Effect of catastrophe losses	3.0%	3.4%	5.2%	6.1%	1.4%

Combined ratio excluding catastrophes	86.6%	84.5%	81.2%	78.9%	86.3%

Auto
Loss and loss adjustment expense ratio	64.7%	62.2%	56.8%	53.7%	61.2%
Other expense ratio	25.7%	27.1%	26.3%	27.7%	26.3%

Total combined ratio (1)	90.4%	89.3%	83.1%	81.4%	87.5%
Effect of catastrophe losses	0.8%	1.3%	0.8%	0.6%	0.0%

Combined ratio excluding catastrophes	89.6%	88.0%	82.3%	80.8%	87.5%

Homeowners & Other
Loss and loss adjustment expense ratio	56.5%	52.9%	61.1%	57.6%	57.5%
Other expense ratio	31.5%	31.0%	32.9%	36.0%	30.8%

Total combined ratio (1)	88.0%	83.9%	94.0%	93.6%	88.3%
Effect of catastrophe losses	8.4%	8.1%	16.0%	19.2%	4.6%

Combined ratio excluding catastrophes	79.6%	75.8%	78.0%	74.4%	83.7%

Pre-Tax Catastrophe Losses
Auto	$4	$7	$4	$3	$0
Homeowners & Other	17	17	34	42	10

Total	$21	$24	$38	$45	$10

Catastrophe points on combined ratios	3.0	3.4	5.2	6.1	1.4

Actual Number of Sales Representatives	98	93	93	100	99

(1)	The combined ratio reflects payment fees as a credit to Other expenses for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, which resulted in a 0.7, 0.6, 0.6, 0.6 and 0.7 of a percentage point decrease in the combined ratio, respectively. The decreases for Auto and Homeowners & Other were 0.8 and 0.4 of a percentage point, respectively, for March 31, 2006, 0.7 and 0.4 of a percentage point, respectively, for June 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for September 30, 2006, 0.7 and 0.4 of a percentage point, respectively, for December 31, 2006, and 0.8 and 0.4 of a percentage point, respectively, for March 31, 2007.

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$631	$676	$675	$740	$715	$631	$715
Universal life and investment-type product policy fees	184	194	205	221	236	184	236
Investment income, net	211	215	265	259	250	211	250
Other revenues	4	4	8	12	13	4	13

	1,030	1,089	1,153	1,232	1,214	1,030	1,214

EXPENSES
Policyholder benefits and dividends	527	600	581	644	578	527	578
Interest credited to policyholder account balances	69	68	75	77	78	69	78
Capitalization of deferred policy acquisition costs	(151)	(145)	(146)	(138)	(146)	(151)	(146)
Amortization of deferred policy acquisition costs	83	80	92	107	97	83	97
Other expenses	392	409	435	511	436	392	436

	920	1,012	1,037	1,201	1,043	920	1,043

Operating earnings before provision (benefit) for income tax	110	77	116	31	171	110	171
Provision (benefit) for income tax	34	13	44	15	47	34	47

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$76	$64	$72	$16	$124	$76	$124

Net Income Reconciliation

Operating earnings available to common shareholders	$76	$64	$72	$16	$124	$76	$124

Net investment gains (losses)	11	0	(15)	(6)	24	11	24
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	(6)	(5)	4	(2)	(6)	(6)	(6)

Net investment gains (losses), net of income tax	5	(5)	(11)	(8)	18	5	18

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	22	49	(73)	(55)	(15)	22	(15)
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	(7)	(18)	25	20	4	(7)	4

Adjustments related to net investment gains (losses), net of income tax (2)	15	31	(48)	(35)	(11)	15	(11)

Discontinued operations, net of income tax	8	11	(2)	11	(31)	8	(31)

Net income available to common shareholders	104	101	11	(16)	100	104	100
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$104	$101	$11	($16)	$100	$104	$100

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$819	$874	$888	$973	$964	$819	$964

Actual Number of Professional Sales Representatives	3,782	3,982	3,946	3,562	3,471

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$993	$1,078	$1,076	$1,201	$1,126	$993	$1,126
Investment income, net	174	156	171	231	206	174	206
Other revenues	15	13	19	19	18	15	18

	1,182	1,247	1,266	1,451	1,350	1,182	1,350

EXPENSES
Claims and other policy benefits	813	871	849	957	902	813	902
Interest credited to policyholder account balances	63	48	46	97	65	63	65
Policy acquisition costs and other insurance expenses	158	174	185	203	177	158	177
Other expenses	63	60	84	88	90	63	90

	1,097	1,153	1,164	1,345	1,234	1,097	1,234

Operating earnings before provision (benefit) for income tax and minority interest	85	94	102	106	116	85	116
Provision (benefit) for income tax	12	16	17	17	20	12	20

Operating earnings available to common shareholders before minority interest	73	78	85	89	96	73	96
Elimination of minority interest, before tax	49	49	56	56	60	49	60

CONTRIBUTION TO METLIFE	$24	$29	$29	$33	$36	$24	$36

Net Income Reconciliation

Operating earnings available to common shareholders	$24	$29	$29	$33	$36	$24	$36

Net investment gains (losses)	8	(15)	3	11	(6)	8	(6)
Minority interest — net investment gains (losses)	(2)	4	0	(2)	4	(2)	4
Net investment gains (losses) tax benefit (provision)	(2)	4	(2)	(3)	0	(2)	0

Net investment gains (losses), net of income tax	4	(7)	1	6	(2)	4	(2)

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	(3)	8	(1)	(6)	(2)	(3)	(2)
Adjustments related to tax benefit (provision)	1	(3)	1	2	2	1	2

Adjustments related to net investment gains (losses), net of income tax (1)	(2)	5	0	(4)	0	(2)	0

Discontinued operations, net of income tax	0	0	0	0	0	0	0

Net income available to common shareholders	26	27	30	35	34	26	34
Preferred stock dividends	0	0	0	0	0	0	0

Net income	$26	$27	$30	$35	$34	$26	$34

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$1,008	$1,091	$1,095	$1,220	$1,144	$1,008	$1,144

(1)	Adjustments related to net investment gains (losses), net of income tax, include amortization of deferred policy acquisition costs.

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION
United States	$66	$66	$75	$72	$84
Canada	7	9	12	11	12
Asia-Pacific	7	8	19	24	11
Other international markets	15	17	9	17	21
Corporate	(10)	(6)	(13)	(18)	(12)

Total pre-tax and pre-minority interest operating earnings	$85	$94	$102	$106	$116

POLICY BENEFITS AND INTEREST SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.	$4,157	$4,239	$4,328	$4,571	$4,627
Asset intensive	4,773	4,911	5,022	5,265	5,359
Other	77	90	68	71	35

Total U.S.	9,007	9,240	9,418	9,907	10,021

Canada	1,622	1,780	1,781	1,737	1,783
Asia-Pacific	708	752	780	874	937
Other international markets	719	774	786	814	905

Total International	3,049	3,306	3,347	3,425	3,625

Total policy benefits and interest sensitive contract liabilities	$12,056	$12,546	$12,765	$13,332	$13,646

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007	2006	2007

REVENUES
Premiums	$9	$10	$7	$9	$8	$9	$8
Universal life and investment-type product policy fees	0	0	0	0	0	0	0
Investment income, net	296	308	219	320	370	296	370
Other revenues	7	6	12	9	6	7	6

	312	324	238	338	384	312	384

EXPENSES
Policyholder benefits and dividends	7	13	13	4	11	7	11
Interest credited to policyholder account balances	0	0	0	0	0	0	0
Interest credited to bank deposits	43	48	51	52	51	43	51
Interest expense	175	183	200	187	189	175	189
Other expenses	93	111	70	136	93	93	93

	318	355	334	379	344	318	344

Operating earnings before provision (benefit) for income tax	(6)	(31)	(96)	(41)	40	(6)	40
Provision (benefit) for income tax	(48)	(50)	(123)	(109)	(39)	(48)	(39)

Operating earnings	42	19	27	68	79	42	79
Preferred stock dividends	33	33	34	34	34	33	34

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$9	($14)	($7)	$34	$45	$9	$45

Net Income Reconciliation

Operating earnings available to common shareholders	$9	($14)	($7)	$34	$45	$9	$45

Net investment gains (losses)	(49)	(64)	(40)	4,698	6	(49)	6
Minority interest — net investment gains (losses)	0	0	0	0	0	0	0
Net investment gains (losses) tax benefit (provision)	16	21	12	(1,654)	(2)	16	(2)

Net investment gains (losses), net of income tax	(33)	(43)	(28)	3,044	4	(33)	4

Adjustments related to universal life and investment-type product policy fees	0	0	0	0	0	0	0
Adjustments related to policyholder benefits and dividends	0	0	0	0	0	0	0
Adjustments related to other expenses	0	0	0	0	0	0	0
Adjustments related to tax benefit (provision)	0	0	0	0	0	0	0

Adjustments related to net investment gains (losses), net of income tax	0	0	0	0	0	0	0

Discontinued operations, net of income tax	0	30	0	2	16	0	16

Net income available to common shareholders	(24)	(27)	(35)	3,080	65	(24)	65
Preferred stock dividends	33	33	34	34	34	33	34

Net income	$9	$6	($1)	$3,114	$99	$9	$99

Premiums, Fees and Other Revenues
Total Premiums, Fees and Other Revenues	$16	$16	$19	$18	$14	$16	$14

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

FIXED MATURITY SECURITIES (1)
Yield (2)	6.14%	6.10%	6.17%	6.23%	6.15%
Investment Income (3)	$2,972	$2,963	$2,990	$3,052	$3,065
Investment gains (losses)	($410)	($386)	($126)	($198)	($92)
Ending Carrying Value (3)	$239,220	$236,131	$241,656	$242,687	$248,693

MORTGAGE AND CONSUMER LOANS
Yield (2)	6.68%	6.41%	6.53%	6.78%	6.36%
Investment Income (4)	$585	$574	$602	$650	$632
Investment gains (losses)	$4	$3	($8)	($7)	$0
Ending Carrying Value	$37,351	$38,665	$40,141	$42,239	$43,936

REAL ESTATE AND REAL ESTATE JOINT VENTURES (5)
Yield (2)	12.50%	11.37%	8.73%	13.27%	11.60%
Investment Income	$146	$135	$103	$165	$151
Investment gains (losses)	$17	$54	$118	$4,709	$7
Ending Carrying Value	$4,700	$4,786	$4,931	$4,986	$5,427

POLICY LOANS
Yield (2)	5.84%	5.89%	6.10%	6.13%	6.16%
Investment Income	$146	$147	$154	$156	$157
Ending Carrying Value	$9,987	$10,065	$10,115	$10,228	$10,177

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS (1)
Yield (2)	12.86%	14.83%	10.41%	18.86%	15.25%
Investment Income	$235	$278	$198	$356	$345
Investment gains (losses)	$27	$25	($7)	$40	$64
Ending Carrying Value (3)	$7,870	$8,007	$7,863	$9,875	$10,082

CASH AND SHORT-TERM INVESTMENTS
Yield (2)	4.63%	4.70%	5.42%	6.89%	6.16%
Investment Income	$80	$85	$120	$157	$123
Investment gains (losses)	($1)	($1)	$1	($1)	$0
Ending Carrying Value	$8,512	$8,193	$11,763	$9,816	$9,028

OTHER INVESTED ASSETS (1) (6)
Yield (2)	8.92%	7.94%	10.02%	11.28%	8.99%
Investment Income	$171	$168	$222	$260	$212
Investment gains (losses)	($270)	($525)	$278	($219)	($74)
Ending Carrying Value	$8,386	$9,652	$9,194	$10,428	$9,713

TOTAL INVESTMENTS (1)
Gross investment income yield (2)	6.54%	6.49%	6.48%	6.95%	6.67%
Investment fees and expenses yield	(0.12%)	(0.14%)	(0.16%)	(0.18%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.42%	6.35%	6.32%	6.77%	6.52%

Gross investment income (1)	$4,335	$4,350	$4,389	$4,796	$4,685
Investment fees and expenses	(81)	(96)	(106)	(121)	(103)

NET INVESTMENT INCOME	$4,254	$4,254	$4,283	$4,675	$4,582

Ending Carrying Value	$316,026	$315,499	$325,663	$330,259	$337,056

Gross investment gains (1)	$217	$255	$299	$4,983	$308
Gross investment losses (1)	(566)	(660)	(311)	(499)	(289)
Writedowns	(22)	(45)	(25)	(44)	(3)

Subtotal	(371)	(450)	(37)	4,440	16
Derivative & other instruments not qualifying for hedge accounting (1)	(262)	(380)	293	(116)	(111)

INVESTMENT GAINS (LOSSES)	(633)	(830)	256	4,324	(95)
Minority interest — net investment gains (losses)	(2)	4	0	(2)	4
Investment gains (losses) tax benefit (provision)	220	289	(92)	(1,531)	33

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($415)	($537)	$164	$2,791	($58)

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(3)	Fixed maturity securities includes $883 million, $519 million, $780 million, $759 million and $777 million in ending carrying value, and $19 million, ($3) million, $14 million, $41 million and $15 million of investment income (loss) related to trading securities at or for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

(4)	Investment income from mortgage and consumer loans includes prepayment fees.

(5)	Included in investment income from real estate and real estate joint ventures is $19 million, $28 million, $19 million, $18 million and $3 million related to discontinued operations for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is ($5) million, ($3) million, $99 million, $4,704 million and $5 million related to discontinued operations for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

(6)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $39 million, $68 million, $96 million, $87 million and $58 million for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is ($4) million, $3 million, $3 million, $5 million and $4 million for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

	For the Year-to-Date Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

FIXED MATURITY SECURITIES (1)
Yield (2)	6.14%	6.12%	6.14%	6.16%	6.15%
Investment Income (3)	$2,972	$5,935	$8,925	$11,977	$3,065
Investment gains (losses)	($410)	($796)	($922)	($1,120)	($92)
Ending Carrying Value (3)	$239,220	$236,131	$241,656	$242,687	$248,693

MORTGAGE AND CONSUMER LOANS
Yield (2)	6.68%	6.55%	6.54%	6.60%	6.36%
Investment Income (4)	$585	$1,159	$1,761	$2,411	$632
Investment gains (losses)	$4	$7	($1)	($8)	$0
Ending Carrying Value	$37,351	$38,665	$40,141	$42,239	$43,936

REAL ESTATE AND REAL ESTATE JOINT VENTURES (5)
Yield (2)	12.50%	11.93%	10.86%	11.55%	11.60%
Investment Income	$146	$281	$384	$549	$151
Investment gains (losses)	$17	$71	$189	$4,898	$7
Ending Carrying Value	$4,700	$4,786	$4,931	$4,986	$5,427

POLICY LOANS
Yield (2)	5.84%	5.86%	5.94%	5.99%	6.16%
Investment Income	$146	$293	$447	$603	$157
Ending Carrying Value	$9,987	$10,065	$10,115	$10,228	$10,177

EQUITY SECURITIES AND OTHER LIMITED PARTNERSHIP INTERESTS (1)
Yield (2)	12.86%	13.86%	12.68%	14.90%	15.25%
Investment Income	$235	$513	$711	$1,067	$345
Investment gains (losses)	$27	$52	$45	$85	$64
Ending Carrying Value (3)	$7,870	$8,007	$7,863	$9,875	$10,082

CASH AND SHORT-TERM INVESTMENTS
Yield (2)	4.63%	4.67%	4.96%	5.51%	6.16%
Investment Income	$80	$165	$285	$442	$123
Investment gains (losses)	($1)	($2)	($1)	($2)	$0
Ending Carrying Value	$8,512	$8,193	$11,763	$9,816	$9,028

OTHER INVESTED ASSETS (1) (6)
Yield (2)	8.92%	8.41%	8.98%	9.60%	8.99%
Investment Income	$171	$339	$561	$821	$212
Investment gains (losses)	($270)	($795)	($517)	($736)	($74)
Ending Carrying Value	$8,386	$9,652	$9,194	$10,428	$9,713

TOTAL INVESTMENTS (1)
Gross investment income yield (2)	6.54%	6.51%	6.50%	6.62%	6.67%
Investment fees and expenses yield	(0.12%)	(0.13%)	(0.14%)	(0.15%)	(0.15%)

NET INVESTMENT INCOME YIELD	6.42%	6.38%	6.36%	6.47%	6.52%

Gross investment income (1)	$4,335	$8,685	$13,074	$17,870	$4,685
Investment fees and expenses	(81)	(177)	(283)	(404)	(103)

NET INVESTMENT INCOME	$4,254	$8,508	$12,791	$17,466	$4,582

Ending Carrying Value	$316,026	$315,499	$325,663	$330,259	$337,056

Gross investment gains (1)	$217	$472	$771	$5,754	$308
Gross investment losses (1)	(566)	(1,226)	(1,537)	(2,036)	(289)
Writedowns	(22)	(67)	(92)	(136)	(3)

Subtotal	(371)	(821)	(858)	3,582	16
Derivative & other instruments not qualifying for hedge accounting (1)	(262)	(642)	(349)	(465)	(111)

INVESTMENT GAINS (LOSSES)	(633)	(1,463)	(1,207)	3,117	(95)
Minority interest — net investment gains (losses)	(2)	2	2	0	4
Investment gains (losses) tax benefit (provision)	220	509	417	(1,114)	33

INVESTMENT GAINS (LOSSES), NET OF INCOME TAX	($415)	($952)	($788)	$2,003	($58)

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(3)	Fixed maturity securities includes $883 million, $519 million, $780 million, $759 million and $777 million in ending carrying value, and $19 million, $16 million, $30 million, $71 million and $15 million of investment income (loss) related to trading securities at or for the year-to-date ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

(4)	Investment income from mortgage and consumer loans includes prepayment fees.

(5)	Included in investment income from real estate and real estate joint ventures is $19 million, $47 million, $66 million, $84 million and $3 million related to discontinued operations for year-to-date ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is ($5) million, ($8) million, $91 million, $4,795 million and $5 million related to discontinued operations for year-to-date ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively.

(6)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $39 million, $107 million, $203 million, $290 million and $58 million for the year-to-date ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is ($4) million, ($1) million, $2 million, $7 million and $4 million for the year-to-date ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively, related to settlement payments on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1) (2)

	March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,370	98.7%	$6,360	96.4%	$2,463	98.3%	$2,265	99.2%	$1,920	98.4%
20% or more for less than six months	47	1.1%	228	3.4%	6	0.2%	7	0.3%	26	1.3%
20% or more for six months or greater	9	0.2%	10	0.2%	38	1.5%	11	0.5%	6	0.3%

Total Gross Unrealized Losses	$4,426	100.0%	$6,598	100.0%	$2,507	100.0%	$2,283	100.0%	$1,952	100.0%

Total Gross Unrealized Gains	$6,119		$4,986		$7,341		$7,444		$7,535

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1) (2)

	March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007

Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$30	75.0%	$51	69.9%	$26	60.5%	$39	86.7%	$40	81.6%
20% or more for less than six months	10	25.0%	22	30.1%	17	39.5%	5	11.1%	9	18.4%
20% or more for six months or greater	0	0.0%	0	0.0%	0	0.0%	1	2.2%	0	0.0%

Total Gross Unrealized Losses	$40	100.0%	$73	100.0%	$43	100.0%	$45	100.0%	$49	100.0%

Total Gross Unrealized Gains	$384		$338		$404		$590		$541

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION (1)

		March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$73,623	30.9%	$74,832	31.8%	$76,222	31.7%	$75,074	31.0%	$76,912	31.0%
Residential mortgage-backed securities		52,016	21.8%	51,136	21.7%	53,761	22.3%	51,666	21.4%	56,420	22.8%
Foreign corporate securities		34,100	14.3%	34,735	14.7%	36,116	15.0%	34,946	14.4%	37,258	15.0%
US Treasury/agency securities		27,724	11.6%	26,184	11.1%	26,578	11.0%	30,633	12.7%	27,569	11.1%
Commercial mortgage-backed securities		19,953	8.4%	18,533	7.9%	17,377	7.2%	16,522	6.8%	17,875	7.2%
Asset-backed securities		13,615	5.7%	13,051	5.5%	13,000	5.4%	13,873	5.7%	13,526	5.5%
Foreign government securities		11,537	4.9%	11,288	4.8%	12,382	5.1%	12,599	5.2%	13,094	5.3%
State and political subdivision securities		4,839	2.0%	4,882	2.1%	5,094	2.1%	6,300	2.6%	4,816	1.9%
Other fixed maturity securities		930	0.4%	971	0.4%	346	0.2%	315	0.2%	446	0.2%

Total Fixed Maturity Securities		$238,337	100.0%	$235,612	100.0%	$240,876	100.0%	$241,928	100.0%	$247,916	100.0%

NAIC	RATING AGENCY
RATING (2)	EQUIVALENT DESIGNATION
1	Aaa/Aa/A	$175,142	73.5%	$170,998	72.6%	$175,913	73.0%	$177,969	73.6%	$181,569	73.3%
2	Baa	47,567	20.0%	47,749	20.3%	48,679	20.2%	46,881	19.4%	48,866	19.7%
3	Ba	9,464	4.0%	9,814	4.2%	9,397	3.9%	9,738	4.0%	9,990	4.0%
4	B	5,907	2.4%	6,719	2.8%	6,638	2.8%	7,030	2.9%	7,046	2.8%
5	Caa and lower	235	0.1%	314	0.1%	229	0.1%	294	0.1%	428	0.2%
6	In or near default	22	0.0%	18	0.0%	20	0.0%	16	0.0%	17	0.0%

Total Fixed Maturity Securities		$238,337	100.0%	$235,612	100.0%	$240,876	100.0%	$241,928	100.0%	$247,916	100.0%

(1)	Certain prior period amounts have been reclassified to conform with current period presentation.

(2)	Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.
METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

	March 31, 2006		June 30, 2006		September 30, 2006		December 31, 2006		March 31, 2007
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,038	24.9%	$7,602	25.8%	$7,908	25.7%	$7,663	24.0%	$7,464	22.3%
South Atlantic	6,343	22.4%	6,714	22.7%	7,029	22.8%	6,881	21.6%	7,922	23.7%
Middle Atlantic	4,177	14.8%	4,346	14.7%	4,251	13.8%	4,858	15.3%	5,026	15.1%
East North Central	3,161	11.2%	2,884	9.8%	2,972	9.6%	2,879	9.0%	3,057	9.2%
West South Central	2,288	8.1%	2,482	8.4%	2,568	8.3%	2,631	8.3%	2,483	7.4%
New England	1,261	4.5%	1,165	3.9%	1,125	3.6%	1,301	4.1%	1,421	4.3%
International	1,896	6.7%	2,242	7.6%	2,449	7.9%	2,832	8.9%	3,096	9.3%
Mountain	821	2.9%	814	2.8%	912	3.0%	859	2.7%	830	2.5%
West North Central	817	2.9%	811	2.7%	831	2.7%	799	2.5%	777	2.3%
East South Central	380	1.3%	378	1.3%	489	1.6%	452	1.4%	495	1.5%
Other	96	0.3%	95	0.3%	314	1.0%	692	2.2%	792	2.4%

Total	$28,278	100.0%	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%

Office	$13,636	48.2%	$14,060	47.6%	$14,756	47.8%	$15,083	47.4%	$14,726	44.1%
Retail	6,270	22.2%	6,585	22.3%	6,617	21.5%	6,552	20.6%	7,143	21.4%
Apartments	3,283	11.6%	3,422	11.6%	3,580	11.6%	3,772	11.8%	3,950	11.8%
Industrial	2,763	9.8%	2,939	10.0%	2,962	9.6%	2,850	8.9%	2,824	8.5%
Hotel	1,490	5.3%	1,429	4.8%	1,799	5.8%	2,120	6.7%	2,452	7.4%
Other	836	2.9%	1,098	3.7%	1,134	3.7%	1,470	4.6%	2,268	6.8%

Total	$28,278	100.0%	$29,533	100.0%	$30,848	100.0%	$31,847	100.0%	$33,363	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

Wholly-owned	$3,902	$3,854	$3,691	$3,506	$3,815
Joint ventures	794	923	1,231	1,477	1,609

Subtotal	4,696	4,777	4,922	4,983	5,424
Foreclosed	4	9	9	3	3

Total Real Estate (1)	$4,700	$4,786	$4,931	$4,986	$5,427

SUMMARY OF MORTGAGES AND CONSUMER LOANS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2006	2006	2006	2006	2007

Commercial mortgages	$28,278	$29,533	$30,848	$31,847	$33,363
Agricultural mortgages	7,689	7,817	8,056	9,213	9,457
Consumer loans	1,384	1,315	1,237	1,179	1,116

Total	$37,351	$38,665	$40,141	$42,239	$43,936

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of April 30, 2007

	Moody’s	Standard &	A.M. Best		Fitch
	Investors Service	Poor's	Company		Ratings
Financial Strength Ratings
First MetLife Investors Insurance Co.	NR	AA	A+		NR
General American Life Insurance Company	Aa2	AA	A+		AA
MetLife Insurance Company of Connecticut	Aa2	AA	A+		AA
MetLife Insurance Company of Connecticut (Short-term rating)	P-1	NR	NR		NR
MetLife Investors Insurance Company	Aa2	AA	A+		AA
MetLife Investors USA Insurance Company	Aa2	AA	A+		AA
MetLife Life and Annuity Company of Connecticut	Aa2	AA	A+		AA
Metropolitan Casualty Insurance Company	NR	NR	A		NR
Metropolitan Direct Property and Casualty Insurance Co.	NR	NR	A		NR
Metropolitan General Insurance Company	NR	NR	A		NR
Metropolitan Group Property & Casualty Insurance Co.	NR	NR	A		NR
Metropolitan Life Insurance Company	Aa2	AA	A+		AA
Metropolitan Life Insurance Company (Short-term rating)	P-1	A-1+	NR		NR
Metropolitan Lloyds Insurance Company of Texas	NR	NR	A		NR
Metropolitan Property and Casualty Insurance Company	Aa3	NR	A		NR
Metropolitan Tower Life Insurance Company	Aa3	NR	A+		NR
New England Life Insurance Company	Aa2	AA	A+		AA
Texas Life Insurance Company	NR	NR	A		NR

RGA Reinsurance Company	A1	AA-	A+		AA-

Credit Ratings
GenAmerica Capital I
Preferred Stock	A3	BBB+	NR		A-

General American Life Insurance Company
Surplus Notes	A1	A+	a+	*	NR

MetLife, Inc.
Senior Unsecured Debt	A2	A	a	*	A
Commercial Paper	P-1	A-1	AMB-1	*	F1
Subordinated Debt	A3	NR	a-	*	NR
Junior Subordinated Debt	Baa1	BBB+	bbb+	*	NR
Preferred Stock	Baa1	BBB+	bbb+	*	A-
Non-Cumulative Perpetual Preferred Stock	Baa1	BBB	bbb+	*	A-

MetLife Capital Trust II
Trust Preferred Stock	A3	BBB+	a-	*	A-

MetLife Capital Trust III
Trust Preferred Stock	A3	BBB+	a-	*	A-

MetLife Funding, Inc.
Commercial Paper	P-1	A-1+	AMB-1+	*	F1+

Metropolitan Life Global Funding I
Senior Secured Debt	Aa2	AA	aa	*	NR

Metropolitan Life Insurance Company
Surplus Notes	A1	A+	a+	*	A+

Reinsurance Group of America, Incorporated
Senior Unsecured Debt	Baa1	A-	a-		A-
Junior Subordinated Debt	Baa3	BBB-	bbb		BBB+

RGA Capital Trust I
Preferred Stock	Baa2	BBB	bbb+		BBB+

RGA Capital Trust II
Preferred Stock	Baa2	BBB	bbb+		BBB+

*	A.M. Best’s outlook for these ratings is negative.

NR	Not Rated